Other Information	3 Months Ended
Mar. 31, 2012
Other Information [Abstract]
OTHER INFORMATION

NOTE 16 — OTHER INFORMATION

Cash payments for interest and income taxes (net of refunds) were as follows (in millions):

	Successor		Predecessor
	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	January 1, 2011 through January 25, 2011
Interest	$21.8	$7.1	$2.7
Income taxes (net of refunds)	$2.3	$0.2	$0.3

Cash payments for interest in the Successor three months ended March 31, 2011 by the Successor were $7.1 million, which included $3.9 million of interest on the Senior PIK Notes that accrued from December 15, 2010, the last date that interest was paid through issuance of new Senior PIK Notes.

Holdings maintains its bank accounts with a relatively small number of high quality financial institutions. Substantially all of the cash and cash equivalents, including foreign cash balances at March 31, 2012 and December 31, 2011, were uninsured. Foreign cash balances at March 31, 2012 and December 31, 2011 were $13.2 million and $12.1 million, respectively.

Chinese tax authorities have conducted a transfer price examination at one of Holdings’ Chinese subsidiaries. While this examination is not yet complete, at the request of the Chinese tax authority, the subsidiary made a preliminary tax payment of $1.7 million, which is included in the income tax payments for the Successor three months ended March 31, 2012 and reflected in other current assets on the interim unaudited condensed consolidated balance sheets. This prepayment and any additional payments or adjustments made upon receiving the final assessment, will be offset by refund claims filed within the U.S. In addition, the state of Texas has opened a state tax examination. Other than this examination and routine inquiries, Holdings and its subsidiaries are not currently under examination by tax authorities.

Holdings recorded income tax expense of $5.4 million for the Successor three months ended March 31, 2012, which represents a 44.0% effective tax rate in relation to pre-tax income of $12.2 million. The effective tax rate for the three months ended March 31, 2012 differs from the U.S. statutory rate primarily due to U.S. deferred tax on undistributed earnings of our Spanish subsidiary, flat taxes on one of Holdings’ Mexican subsidiaries and state income taxes. The Mexican subsidiary records taxes at the greater of a flat tax on sales or a statutory tax on pre-tax income, which is in compliance with Mexican law.

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. Sales to a single customer, AutoZone, accounted for 33.0% and 29.7% of total net sales in the Successor three months ended March 31, 2012 and the combined three months ended March 31, 2011, respectively. No other customer accounted for more than 10% of total net sales for the three months ended March 31, 2012 and 2011. At March 31, 2012 and December 31, 2011, the receivable balances from AutoZone were $137.0 million and $141.6 million, respectively.

At March 31, 2012 and December 31, 2011, there were 1,001 ordinary shares of Holdings authorized and issued.